SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934




Date of the Report:    January 12, 1996           Commission file
                                                   number 1-5805

                       CHEMICAL BANKING CORPORATION
        (Exact name of registrant as specified in its charter)





          Delaware                                13-2624428
(State or other jurisdiction                 (I.R.S. Employer
     of incorporation)                       Identification No.)




  270 Park Avenue, New York, New York              10017-2070
   (Address of principal executive offices)        (Zip Code)




     Registrant's telephone number, including area code (212) 270-6000

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Items 5.  Other Events


On January 5, 1996, the Board of Governors of the Federal Reserve System and the Office of the State Bank Commissioner of Delaware approved the applications for the merger of Chemical Banking Corporation, a Delaware corporation ("Chemical"), and The Chase Manhattan Corporation, a Delaware corporation ("Chase"). On January 11, 1996, Chemical received approval from the New York State Banking Department to merge with Chase. As a result, Chemical and Chase have received all regulatory approvals necessary to consummate their merger. The merger is scheduled to close no later than the end of the first quarter of1996.

                                 SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               CHEMICAL BANKING CORPORATION
                                      (Registrant)



Dated: January 12, 1996       By   /s/John B. Wynne
                                      John B. Wynne
                                      Secretary